                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                               THE RESERVE FUND
                           RESERVE TAX-EXEMPT TRUST
                      RESERVE NEW YORK TAX-EXEMPT TRUST
                         RESERVE INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                              [Bruce Bent PHOTO]

[RESERVE FUND LOGO]
                                                                   Bruce R. Bent
       Founders of                                                 President
"America's First Money Fund"
                                                                December 4, 1998
Dear Reserve Shareholder:

   We are pleased to enclose the Notice and Proxy Statement for the Special Meeting of Shareholders of The Reserve Funds.

   YOU WERE AN INVESTOR IN THE RESERVE MONEY-MARKET FUNDS ON NOVEMBER 30, 1998, EITHER IN CONJUNCTION WITH YOUR BROKERAGE ACCOUNT OR THROUGH AN INVESTMENT HELD DIRECTLY BY YOU.

   The meeting is being called because of the pending purchase of the Funds' Adviser, Reserve Management Co., Inc., by incumbent management.

   Rest assured that the proposed changes will in no way impact the management, staff, operations or investment philosophy of The Reserve Funds: Dollar in, dollar out plus a reasonable rate of return. This is why we created "America's First Money Fund" in 1970 and is the same principle under which we intend to continue the Funds in the future.

   At the Meeting, you will be asked to consider and vote on the following matters:

   - To provide for the election of Trustees

   - To approve new Investment Management Agreements

   - To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares

   - To approve amendments to the Declaration of Trust and certain investment policies

   - To allow for a Master Fund/Feeder Fund Structure

   - To approve the authorization for the Board of Trustees to appoint, replace, terminate or make changes to any of the sub-advisory agreements of the Fund without additional shareholder approval

   - To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants.

   The Trustees, including a majority of the Independent Trustees of the Funds, have reviewed the proposals and concluded they are in the best interests of the Trusts and their shareholders. They recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

                    PLEASE NOTE:  The Reserve Money-Market Funds are mutual
                 funds and as such are required by law to hold shareholder meetings on these types of issues and a minimum of more than 50% of the outstanding shares must vote. Please take a moment now to sign and return your ballot in the enclosed postage-paid envelope or vote over the phone by calling
[Stop Sign ICON] 800-690-6903. Your vote is important regardless of the number of shares you own and will only take a brief moment of your time. Not completing the proxy impedes the ability of the Funds in acting on these important matters and in the opinion of the Independent Trustees is not in your best interests.

   The Funds have retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote. However, if you have any questions about the proxy material or need voting assistance, please call SCC at 800-733-8481, ext. 448, as soon as possible.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Bruce R. Bent
                                          President

                                THE RESERVE FUND
                            RESERVE TAX-EXEMPT TRUST
                       RESERVE NEW YORK TAX-EXEMPT TRUST
                          RESERVE INSTITUTIONAL TRUST

                               810 Seventh Avenue
                            New York, New York 10019

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                    To be held January 15, 1999 at 3:00 p.m.

   Notice is hereby given that a Joint Special Meeting of Shareholders ("Meeting") of:

   (1) THE RESERVE FUND (consisting of four Funds: Primary Fund, U.S. Government Fund, U.S. Treasury Fund, and Strategist Money-Market Fund);

   (2) RESERVE TAX-EXEMPT TRUST (consisting of seven Funds: California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund and Interstate Tax-Exempt Fund);

   (3) RESERVE NEW YORK TAX-EXEMPT TRUST (consisting of one Fund: New York Tax-Exempt Fund) and

   (4) RESERVE INSTITUTIONAL TRUST (consisting of four Funds: Primary Institutional Fund, U.S. Government Institutional Fund, U.S. Treasury Institutional Fund, Interstate Tax-Exempt Institutional Fund)

will be held at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, on January 15, 1999, at 3:00 p.m. Eastern Time, or at such adjourned time as may be necessary to vote (the "Meeting") for the following purposes:

PROPOSAL                                                       WHO WILL VOTE
--------                                                       -------------
PROPOSAL 1
To provide for the election of Trustees                        Trust Vote
PROPOSAL 2
To approve new Investment Management Agreements                All Funds
PROPOSAL 3
To approve amendments to the Trusts' Declaration of Trust      For approval by The Reserve Fund,
  to permit the issuance of multiple Trust classes of          Reserve Tax-Exempt Trust, Reserve New
  shares                                                       York Tax-Exempt
PROPOSAL 4
To approve the following proposed amendments:
A. To amend the Declaration of Trust to eliminate the          Trust Vote
  policy on pricing securities;
B. To amend the Declaration of Trust to permit non-material    Trust Vote
  amendments;
C. To amend the Declaration of Trust concerning the right      Trust Vote
  to vote portfolio securities;
D. To amend the Declaration of Trust concerning termination    Trust Vote
  or reorganization of the Trust;
E. To amend the Trusts' fundamental investment policy on       All Funds
  the issuance of senior securities;
F. To amend the Trusts' fundamental investment policy          All Funds
  regarding underwriting;

                                    --------

PROPOSAL                                                       WHO WILL VOTE
--------                                                       -------------
G. To change the designation of the Trusts' fundamental        All Funds
  investment policy on investing for control of portfolio
  companies;
H. To eliminate the Trusts' fundamental investment policies    All Funds
  regarding certain portfolio transactions;
I. To eliminate the Trusts' fundamental investment policy      All Funds
  on investing in the securities of other investment
  companies;
J. To amend the Trusts' By-Laws concerning amendments          Trust Vote
  thereto
PROPOSAL 5
To approve changes to the Trusts' Fundamental Investment       All Funds
  Policies to Permit a Master Fund/Feeder Fund Structure
PROPOSAL 6
To approve the authorization of the Board of Trustees to       All Funds
  appoint, replace or terminate sub-advisers recommended by
  the adviser or amend the terms of any sub-advisory
  agreement for the Funds without shareholder approval
PROPOSAL 7
To ratify the selection of PricewaterhouseCoopers LLP as       Trust Vote
  independent public accountants for the fiscal year ending
  May 31, 1999; and
PROPOSAL 8
To transact such other business as may properly come before    Such Funds as Necessary
  the Meeting

VOTING

   Shareholders of record of each of the Funds at the close of business on November 30, 1998 (the "Record Date") will be entitled to vote at the Meeting. Each share of a Fund is entitled to one vote.

   We urge you to sign, date and return your proxy in the enclosed addressed envelope, which requires no postage and is intended for your convenience. If you held shares of more than one Fund on the record date, you will receive separate proxy materials for each Fund. Your prompt return of your proxy or proxies may save the Funds the necessity and expense of further solicitations to ensure a quorum at the Meeting. You may vote your shares in person at the Meeting.

                                          By Order of the Board of Trustees

                                         ------------------------------------
                                          MaryKathleen Foynes
                                          Secretary
                                          The Reserve Fund
                                          Reserve Tax-Exempt Trust
                                          Reserve New York Tax-Exempt Trust
                                          Reserve Institutional Trust

New York, New York
December 4, 1998

                                    --------

                                PROXY STATEMENT

                                THE RESERVE FUND
                            RESERVE TAX-EXEMPT TRUST
                       RESERVE NEW YORK TAX-EXEMPT TRUST
                          RESERVE INSTITUTIONAL TRUST

                               810 Seventh Avenue
                            New York, New York 10019

                      SPECIAL MEETING OF THE SHAREHOLDERS
                    To be held January 15, 1999 at 3:00 P.M.

   This Proxy Statement and enclosed form of proxy are being furnished in connection with THE SOLICITATIONS OF PROXIES BY THE TRUSTEES OF THE RESERVE FUND, RESERVE TAX-EXEMPT TRUST, RESERVE NEW YORK TAX EXEMPT TRUST, AND RESERVE INSTITUTIONAL TRUST (THE "TRUSTS") for a joint special meeting of Shareholders, to be held at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, on December 17, 1998, at 3:00 p.m. Eastern Time or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

   This Proxy Statement and the form of proxy are being mailed to shareholders on or about January 15, 1999. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of each Fund at the principal executive office of the Funds, 810 Seventh Avenue, New York, NY 10019) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Funds. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

   A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUNDS AT (800) 637-1700 AT THEIR PRINCIPAL EXECUTIVE OFFICE, 810 SEVENTH AVENUE, NEW YORK, NY 10019.

   The following table describes each proposal that will be presented at the Meeting and the Funds which will vote on them.

PROPOSAL                                                       WHO WILL VOTE
--------                                                       -------------
PROPOSAL 1
To provide for the election of Trustees                        Trust Vote
PROPOSAL 2
To approve new Investment Management Agreements                All Funds
PROPOSAL 3
To approve amendments to the Trusts' Declaration of Trust      For approval by the Reserve Fund,
  to permit the issuance of multiple classes of shares         Reserve Tax-Exempt Trust, and Reserve
                                                               New York Tax-Exempt Trust
PROPOSAL 4
To approve the following proposed amendments:
A. To amend the Declaration of Trust to eliminate the          Trust Vote
  policy on pricing securities;
B. To amend the Declaration of Trust to permit non-material    Trust Vote
  amendments;
C. To amend the Declaration of Trust concerning the right      Trust Vote
  to vote portfolio securities;

                                    --------

PROPOSAL                                                       WHO WILL VOTE
--------                                                       -------------
D. To amend the Declaration of Trust concerning termination    Trust Vote
  or reorganization of the Trust;
E. To amend the Trusts' fundamental investment policy on       All Funds
  the issuance of senior securities;
F. To amend the Trusts' fundamental investment policy          All Funds
  regarding underwriting;
G. To change the designation of the Trusts' fundamental        All Funds
  investment policy on investing for control of portfolio
  companies;
H. To amend the Trusts' fundamental investment policies        All Funds
  regarding certain portfolio transactions;
I. To eliminate the Trusts' fundamental investment policy      All Funds
  on investing in the securities of other investment
  companies; and
J. To amend the Trusts' By-Laws concerning amendments          Trust Vote
  thereto
PROPOSAL 5
To approve changes to the Funds' Fundamental Investment        All Funds
  Policies to Permit a Master Fund/Feeder Fund Structure
PROPOSAL 6
To approve the authorization of the Board of Trustees to       All Funds
  appoint, replace or terminate sub-advisers recommended by
  the adviser or amend the terms of any sub-advisory
  agreement for the Funds without shareholder approval
PROPOSAL 7
To ratify the selection of PricewaterhouseCoopers LLP as       Trust Vote
  independent public accountants for the fiscal year ending
  May 31, 1999; and
PROPOSAL 8
To transact such other business as may properly come before    Such Funds as Necessary
  the Meeting

VOTING

   Shareholders of record for each Fund as of the close of business on November 30, 1998 (the "Record Date") are entitled to vote at the Meeting and at any adjournment thereof on matters submitted to shareholders of that Fund. Shareholders have one vote for each share held in a Fund. The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares outstanding and entitled to vote shall constitute a quorum, permitting action on matters related to that Fund.

   With respect to Proposal 1, (Election of Trustees) 4j and 7, a majority of the votes cast at the Meeting at which a quorum is present, must be cast in the affirmative in order for the Trustee to be elected or the proposal to be approved.

   With respect to Proposals 3, 4a, 4b, 4c, 4d, a majority of the outstanding shares of a Fund entitled to vote must be cast in the affirmative in order for the Proposal to be approved.

   Approval of Proposals 2, 4e, 4f, 4g, 4h, 4i, 5 and 6 requires the affirmative vote, as to each affected Fund, of a majority of the outstanding voting securities of that Fund. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the

                                    --------
outstanding voting securities of that Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

   All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of each of the proposals. As set forth under Other Information -- Solicitation of Proxies, proxies may be solicited in person or by telephone, telegraph, facsimile, oral communication or electronic medium. Any proxy may be revoked by the timely submission of a properly executed subsequent proxy, by a timely written revocation, or by an oral revocation or vote at the Meeting prior to the finalization of the vote on a particular proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person. Due to applicable legal requirements that the proposals presented in this Proxy Statement must be approved by specified percentages of a Trust's, or a Fund's, outstanding shares in order to be adopted, an abstention by a shareholder from voting on a particular proposal, either by proxy or in person at the Meeting, will have the same effect as a negative vote as to that matter. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares, or if the record owner has, and exercises discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for the shares, those shares will be counted toward the quorum but will have the effect of a negative vote as to that proposal.

   All costs associated with the Meeting, including the expenses of preparing, printing and distributing the Proxy Statement, and legal expenses, will be borne equally by Reserve Management Company, Inc. ("RMCI") and the Funds.

   The Board of Trustees may seek one or more adjournments of the Meeting if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at the Meeting, including any adjournment, on any proposal for which there are sufficient votes even though the Meeting is adjourned as to other proposals.

                                   PROPOSAL 1

                       ELECTION OF TRUSTEES (Trust Vote)

   The Trustees composing the Board of each Trust are elected to serve indefinitely until his or her resignation or removal or until his or her successor is duly elected and qualified. It is proposed, and the Board recommends, that shareholders elect the nominees listed below, some of whom are currently Trustees of the Trusts. The same group of individuals will serve as Trustees for each of the Trusts.

                                    --------

   Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below.

                                         POSITION WITH                         PRINCIPAL OCCUPATIONS
NAME AND AGE                               THE TRUST                        DURING THE PAST FIVE YEARS
------------                             -------------                      --------------------------
Bruce R. Bent*                    President, Treasurer and          Mr. Bent is President, Treasurer and
810 Seventh Avenue                Trustee (1970 to present)         Trustee of The Reserve Funds ("RF"),
New York, NY 10019                                                  Reserve Institutional Trust ("RIT"),
Age: 61                                                             Reserve Tax-Exempt Trust ("RTET"), Reserve
                                                                    New York Tax-Exempt Trust ("RNYTET") and
                                                                    Reserve Private Equity Series ("RPES");
                                                                    Director, Vice President and Secretary of
                                                                    Reserve Management Company, Inc. ("RMCI")
                                                                    and Reserve Management Corporation ("RMC");
                                                                    and Chairman and Director of Resrv
                                                                    Partners, Inc. ("RESRV").

Edwin Ehlert, Jr.                 Trustee (1971 to present)         Mr. Ehlert is retired. Until his
125 Elm Street                                                      retirement, he was President of Premier
Westfield, NJ 10019                                                 Resources Inc. (a meeting and planning
Age: 66                                                             company) from October 1989 to December 31,
                                                                    1996 and CEO of Ehlert Travel Associates,
                                                                    Inc. (a travel agency) from November 1978
                                                                    to December 31, 1996. He is a Trustee of
                                                                    RF, RIT, RTET, RNYTET and RPES.

Henri W. Emmet                    Trustee (1978 to present)         From January 1995 to December 1995, Mr.
1535 Presidential Drive                                             Emmet served as a Principal of Global
Columbus, OH 43212                                                  Interaction, which provides consulting
Age: 72                                                             services to international banking
                                                                    interests. Mr. Emmet retired as the
                                                                    Managing Director of Servus Associates,
                                                                    Inc. in 1994, and U.S.A. Representative of
                                                                    the First National Bank of Southern Africa
                                                                    in 1996. He is currently Trustee of RF,
                                                                    RIT, RTET, RNYTET, and RPES.

Donald J. Harrington              Trustee (1987 to present)         The Reverend Harrington is President of St.
St. John's University                                               John's University, NY, a Trustee of RF,
Grand Central and                                                   RIT, RTET, RNYTET and RPES and a Director
Utopia Parkway                                                      of Bear Stearns Companies, Inc. since 1993.
Jamaica, NY 11439
Age: 53

Bruce R. Bent II*                 Senior Vice President and         Mr. Bent II joined The Reserve Funds in
810 Seventh Avenue                Assistant Secretary, Nominee      1992 and is Senior Vice President and
New York, NY 10019                for election as Trustee           Assistant Secretary of RF, RIT, RNYTET,
Age: 32                                                             RTET and RPES

                                    --------

                                         POSITION WITH                         PRINCIPAL OCCUPATIONS
NAME AND AGE                               THE TRUST                        DURING THE PAST FIVE YEARS
------------                             -------------                      --------------------------
William E. Viklund                Trustee (1998 to present)         Mr. Viklund is formerly President and COO
110 Grist Mill Lane                                                 of Bancorp and President and CEO of Long
Plandome Manor, NY 11030                                            Island Savings (1980-1996); Senior Vice
Age: 58                                                             President/ Department Head of Bankers Trust
                                                                    Corp. (1972-1980); and Vice President and
                                                                    Mortgage Officer of Anchor Savings Bank
                                                                    (1967-1972). He is currently Trustee of RF,
                                                                    RIT, RTET, RNYTET, and RPES.

Vincent J. Mattone                Nominee for election as           Mr. Mattone is former member of the
12 Deep Hollow Drive,             Trustee of RF, RIT, RTET,         Executive Committee and the Board of
Locust, NJ 07760                  RNYTET, and RPES                  Directors of the Bear Stearns Companies,
Age: 53                                                             Inc. from 1985 to 1995. Prior to joining
                                                                    Bear Stearns, he was employed by Salomon
                                                                    Brothers from 1964 to 1979.

Diana P. Herrmann                 Nominee for election as           Ms. Herrmann is President and COO of Aquila
380 Madison Avenue                Trustee of RF, RIT, RTET,         Management Corporation, sponsor of 14
Suite 2300                        RNYTET, and RPES                  mutual funds with over $3 billion in
New York, NY 10017                                                  assets, as of October 5, 1998. Prior to
Age: 40                                                             joining Aquila in 1986, Ms. Herrmann was
                                                                    employed with European American Bank in New
                                                                    York and was board member and Secretary of
                                                                    Bank Credit Association.

Richard Bassuk                    Nominee for election as           From 1995 to present, Mr. Bassuk has been a
The Singer & Bassuk               Trustee of RF, RIT, RTET,         founding principal and President of The
Organization                      RNYTET, and RPES                  Singer & Bassuk Organization. From 1994 to
767 Third Avenue                                                    present, Mr. Bassuk served as Chairman of
28th floor                                                          R.E. Bases Enterprises Corporation.
New York, NY 10017                                                  Previously, Mr. Bassuk joined Starrett
Age: 57                                                             Housing Corporation in 1973 and was
                                                                    President and COO from 1981 to 1993.

---------------
* "Interested person" (as defined in the Investment Company Act of 1940) of the Funds. Bruce R. Bent is the father of Bruce R. Bent II and each is considered to be an "interested person."

   Trustees other than those affiliated with Reserve Management Company, Inc. ("RMCI") and Resrv Partners, Inc. ("RESRV"), the Funds' Distributor, receive an annual stipend of $3,500 for each joint Board meeting that they attend, and an annual fee of $16,000 plus expenses for services to all of the Trusts in the complex. For the fiscal year ended May 31, 1998 such fees and expenses aggregated $75,811 for the non-interested Trustees as a group. During the fiscal year ended May 31, 1998, there were four meetings of the Board. During this period none of the incumbent Trustees attended less than 75% of the aggregate of the total number of Board meetings and the total number of Committee meetings for the Committees on which that Trustee serves.

   Each Fund has a standing Review Committee, which functions similarly to an Audit Committee, presently consisting of Messrs. Ehlert, Emmet, and Harrington. The Review Committee reviews both the audit and non-audit work of each Fund's independent public accountants, submits a recommendation to the Trustees as to the selection of independent public accountants, and reviews generally the maintenance of each Fund's records and the safekeeping arrangements of the Funds' custodians. The Review Committee of each Fund held its annual meeting last fiscal year.

                                    --------

   For the fiscal year ended May 31, 1998, the current Trustees received the following compensation from the Funds and from other Trusts for which RMCI is
Adviser:

I.  THE RESERVE FUND

                                               TOTAL
                         AGGREGATE          COMPENSATION
  NAME OF TRUSTEE      COMPENSATION     FROM ALL FIVE TRUSTS
      NOMINEE         FROM THE FUNDS*     MANAGED BY RMCI
  ---------------     ---------------   --------------------
Bruce R. Bent           $         0           $     0
Edwin Ehlert, Jr.       $ 22,512.76           $30,000
Henri W. Emmet          $ 22,512.76           $30,000
Donald J. Harrington    $ 22,512.76           $30,000

II.  RESERVE TAX-EXEMPT TRUST

                                               TOTAL
                         AGGREGATE          COMPENSATION
                       COMPENSATION     FROM ALL FIVE TRUSTS
  NAME OF NOMINEE     FROM THE FUNDS*     MANAGED BY RMCI
  ---------------     ---------------   --------------------
Bruce R. Bent           $        0            $     0
Edwin Ehlert, Jr.       $ 5,433.94            $30,000
Henri W. Emmet          $ 5,433.94            $30,000
Donald J. Harrington    $ 5,433.94            $30,000

III.  RESERVE NEW YORK TAX-EXEMPT TRUST

                                               TOTAL
                         AGGREGATE          COMPENSATION
                       COMPENSATION     FROM ALL FIVE TRUSTS
  NAME OF NOMINEE     FROM THE FUNDS*     MANAGED BY RMCI
  ---------------     ---------------   --------------------
Bruce R. Bent           $        0            $     0
Edwin Ehlert, Jr.       $ 1,166.07            $30,000
Henri W. Emmet          $ 1,166.07            $30,000
Donald J. Harrington    $ 1,166.07            $30,000

IV.  RESERVE INSTITUTIONAL TRUST

                                               TOTAL
                         AGGREGATE          COMPENSATION
                       COMPENSATION     FROM ALL FIVE TRUSTS
  NAME OF NOMINEE     FROM THE FUNDS*     MANAGED BY RMCI
  ---------------     ---------------   --------------------
Bruce R. Bent           $        0            $     0
Edwin Ehlert, Jr.       $   758.28            $30,000
Henri W. Emmet          $   758.28            $30,000
Donald J. Harrington    $   758.28            $30,000

---------------
* The Funds do not pay any pension or retirement benefits to Trustees.

                                    --------

   The following are the officers of the Funds who are not Trustees.

                                            POSITION                           PRINCIPAL OCCUPATIONS
NAME AND AGE                             WITH THE FUNDS                     DURING THE PAST FIVE YEARS
------------                             --------------                     --------------------------
MaryKathleen Foynes               Counsel and Secretary             Ms. Foynes is Counsel and Secretary of RF,
810 Seventh Avenue                                                  RIT, RNYTET, RTET, and RPES. Before joining
New York, NY 10019                                                  The Reserve Funds in 1998, Ms. Foynes was a
Age: 29                                                             staff attorney at PaineWebber, Inc. Prior
                                                                    to that, Ms. Foynes worked in the House of
                                                                    Representatives as District Manager for a
                                                                    Member of Congress.
Arthur T. Bent III                Vice President and Assistant      Mr. Bent is Vice President and Assistant
810 Seventh Avenue                Secretary                         Secretary of RF, RIT, RTET, RNYTET and
New York, NY 10019                                                  RPES. Before joining The Reserve Funds in
Age: 30                                                             1997, Mr. Bent was a private investor.

   For the most recently completed fiscal year, Bruce R. Bent, in his capacity as President of the Funds received from The Reserve Fund $259,954.43 in compensation; from the Reserve Tax-Exempt Trust $38,416.18 in compensation; from the Reserve New York Tax-Exempt Trust $13,687.62 in compensation; and from the Reserve Institutional Trust $9,474.50 in compensation. Mr. Bent's pension benefits accrued as a part of fund expenses for 1997 are $125,000 with the estimated annual benefit at age 65 being approximately $49,116.00. Mr. Bent's aggregate compensation from the fund complex as President for the last fiscal year was $325,000.

REQUIRED VOTE

   The election of each of the above nominees requires the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present.

                                   PROPOSAL 2

                           TO APPROVE NEW INVESTMENT
                       MANAGEMENT AGREEMENTS (All Funds)

   The Board of Trustees of each Fund is proposing that shareholders of each Fund approve new Investment Management Agreements (the "New Agreements") to be entered into between each Fund and Reserve Management Company, Inc. ("RMCI") ) located at 810 Seventh Avenue, New York, New York 10019. The new Investment Advisory Agreements are substantially similar to the current Investment Advisory Agreements, except that for certain of the Funds a new "comprehensive management fee" structure is proposed. A form of the New Agreement is attached hereto as Exhibit A.

   Since November 15, 1971, RMCI, a registered investment adviser, and its affiliates have provided investment advice to The Reserve Funds which as of November 30, 1998 have assets in excess of $5.5 billion. RMCI currently serves as investment manager to each Fund pursuant to the terms of (i) an Investment Management Agreement entered into with each Fund, and (ii) a Service Agreement entered into with each Fund, (collectively, the "Current Agreements"), which are described more fully below (except in the case of Reserve U.S. Treasury Fund, Strategist Money-Market Fund and Reserve Institutional Trust, which are currently subject to an Investment Management Agreement with RMCI, which Investment Management Agreement provides for both investment advisory and administrative services by RMCI to the Funds under a single agreement.)

                                    --------

THE CHANGE IN CONTROL OF RESERVE MANAGEMENT COMPANY, INC. (RMCI)

   Presently, the voting stock of RMCI is owned equally by members of two families -- the Browns and the Bents. Bruce R. Bent, has been President and Treasurer of the Funds, since their inception, as well as the Chief Executive Officer of RMCI for the past fourteen years. Mr. Bent and certain of his immediate family members, control 50% of the voting stock of RMCI. The remaining 50% of the voting stock of RMCI is under the control of Mr. Henry B.R. Brown and certain of his immediate family members. Mr. Brown, together with Mr. Bent, founded RMCI which is a successor of Reserve Management Company, which was founded in 1970.

   The following persons currently own beneficially or of record 10% or more of the outstanding voting securities of RMCI: Henry B.R. Brown; Alexander M.R. Brown; Harriet R. B. Dickerson; Elizabeth S.B. Devlin; Peter F. Brown; Bruce R. Bent; Bruce R. Bent II; and Arthur T. Bent III. The address of each such person is c/o Reserve Management Company, Inc., 810 Seventh Avenue, New York, NY 10019.

   It is currently proposed that members of Mr. Bent's immediate family will acquire the remaining 50% interest in RMCI that is held by Mr. Brown and his immediate family members, and this transaction is anticipated to be completed after the shareholders of the Funds approve the New Agreements. While this transaction will result in the assignment, and thus termination of, the Current Agreements, there is no plan or understanding on the part of the Bent family to change the operations of RMCI after the change in control is completed.

   Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the company.
Section 15(a) also provides, as to the Current Agreements, for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of the investment adviser.

   Because the Current Agreements will be terminated upon the completion of the change in control of RMCI, it is necessary to adopt new investment management agreements for each Fund. Management of the Funds made a proposal to the Trustees at a meeting held on October 7, 1998, for the adoption of the New Agreements. With respect to certain of the Funds, the New Agreements differ from the Current Agreements because they reflect a new management fee structure for each of the Funds providing for a "comprehensive fee" structure. The Trustees at this meeting approved this recommendation for the adoption of the New Agreements reflecting the new "comprehensive fee" structure, and the Trustees are recommending that shareholders approve the New Agreements.

   In addition, the Funds intend to conform with the provisions of Section 15(f) of the 1940 Act, which provides, in pertinent part, that an investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the Board of Trustees of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (2) there is no "unfair burden" imposed on the investment company as a result of the transaction.

1.  THE CURRENT AGREEMENTS

   Each of the Current Agreements have been previously approved by shareholders in the ordinary course of obtaining shareholder approval of such agreements as required by applicable law. The Current Agreement for Reserve Primary Fund is dated September 17, 1986 and was last submitted to a vote of initial shareholders on October 28, 1986; the Current Agreement for Reserve U.S. Treasury Fund is dated October 1, 1991 and was last submitted to a vote of initial shareholders on December 1, 1993; the Current Agreement for Reserve U.S. Government Fund is dated October 1, 1991 and was last submitted to a vote of initial shareholders on December 1, 1993; the Current Agreement for Strategist Money Market Fund is dated April 30, 1996, and was last submitted to a vote of initial shareholders on May 14, 1996; the Current

                                    --------

Agreement for Interstate Tax-Exempt Fund is dated October 28, 1986 and was last submitted to a vote of initial shareholders on October 28, 1986; the Current Agreement for California Tax-Exempt Fund is dated October 16, 1994 and was last submitted to a vote of initial shareholders on October 17, 1994; the Current Agreement for New Jersey Tax-Exempt Fund is dated March 16, 1994 and was last submitted to a vote of initial shareholders on November 14, 1994; the Current Agreement for Connecticut Tax-Exempt Fund is dated October 28, 1986 and was last submitted to a vote of initial shareholders on October 28, 1986; the Current Agreement for Massachusetts Tax-Exempt Fund is dated October 30, 1989 and was last submitted to a vote of initial shareholders on November 27, 1990; the Current Agreement for Pennsylvania Tax-Exempt Fund is dated September 11, 1997 and was last submitted to a vote of initial shareholders on September 12, 1997; the Current Agreement for Ohio Tax-Exempt Fund is dated September 24, 1996 and was last submitted to a vote of initial shareholders on April 1, 1998; the Current Agreement for Florida Tax-Exempt Fund is dated May 14, 1996 and was last submitted to a vote of initial shareholders on June 24, 1996; the Current Agreement for Reserve New York Tax-Exempt Fund is dated September 17, 1986 and was last submitted to a vote of initial shareholders on October 28, 1986; the Current Agreement for Primary Institutional Fund is dated October 14, 1997 and was last submitted to a vote of initial shareholders on October 15, 1997; the Current Agreement for U.S. Government Institutional Fund is dated September 14, 1997 and was last submitted to a vote of initial shareholders on September 15, 1997; the Current Agreement for U.S. Treasury Institutional Fund is dated October 19, 1997 and was last submitted to the vote of initial shareholders on October 20, 1998; and, the Current Agreement for Interstate Tax-Exempt Institutional Fund is dated May 12, 1998 and was last submitted to a vote of initial shareholders on May 13, 1997.

   Under the terms of the Current Agreements, RMCI manages each Fund's investments and provides all administrative and operational services to the Funds. Under the terms of each Investment Management Agreement between RMCI and each Fund (with the exception of Reserve U.S. Treasury Fund, Strategist Money-Market Fund and Reserve Institutional Trust which have a separate fee schedule set forth below), each Fund pays RMCI annual investment management fees based on each Fund's average daily net assets. The fees are calculated for the various funds as follows:

   The Reserve Funds (with the exception of Reserve U.S. Treasury Fund and Strategist Money-Market Fund):

   (i) 0.50% per annum of the first $500 million of average daily net assets;
(ii) 0.475% per annum of the next $500 million of such assets; (iii) 0.45% per annum of the next $500 million of such assets; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% of such assets in excess of $2 billion. For the fiscal year ended May 31, 1998, RMCI received a management fee of 0.45% of the average daily net assets of the Primary Fund and 0.45% of the average daily net assets of the U.S. Government Fund.

  RESERVE TAX-EXEMPT TRUST:

   (i) 0.50% per annum of the first $500 million of average daily net assets;
(ii) 0.475% per annum of the next $500 million of such assets; (iii) 0.45% per annum of the next $500 million of such assets; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% of such assets in excess of $2 billion. For the fiscal year ended May 31, 1998, RMCI received a management fee of 0.50% of the average daily net assets of the Fund.

  RESERVE NEW YORK TAX-EXEMPT TRUST:

   (i) 0.50% per annum of the first $500 million of average daily net assets;
(ii) 0.475% per annum of the next $500 million of such assets; (iii) 0.45% per annum of the next $500 million of such assets; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% of such assets in excess of $2 billion. For the fiscal year ended May 31, 1998, RMCI received 0.50% of the average daily net asset from the Fund.

   Under the terms of each Service Agreement between RMCI and each Fund (with the exception of Reserve U.S. Treasury Fund, Strategist Money-Market Fund and Reserve Institutional Trust which
                                    --------
receive the following services under its Investment Management Agreement with RMCI, as described more fully below), RMCI provides, at cost, all personnel required by each Fund for all operations such as executive, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions.

   Reserve U.S. Treasury Fund, Strategist Money-Market Fund and Reserve Institutional Trust currently are subject only to an Investment Management Agreement with RMCI pursuant to which U.S. Treasury Fund and Strategist Money-Market Fund pay RCMI a "comprehensive" management fee at an annual rate of 0.80% as a percentage of average net assets and Reserve Institutional Trust pays an annual rate of 0.25% as a percentage of average net assets. In accordance with these agreements, RMCI provides all investment advisory services to these Funds and also provides all operating services to the Funds including all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and shareholder servicing functions. Accordingly, the terms of the proposed New Agreement for those funds are essentially identical to the terms of the Current Agreement for those funds since each such agreement provides for a "comprehensive fee" payable to RMCI as outlined above.

   Each of the Funds (but not all of the classes within a given Fund) is subject to a Plan of Distribution and related agreements, in accordance with Rule 12b-1 of the 1940 Act. Under the terms of each such Plan of Distribution, the Funds may make payments to certain brokers, financial institutions and others at an annual rate of up to 0.20% with the exception of: Reserve Institutional, Class
C -- 0.25% as a percentage of average net assets; and Reserve Institutional, Class D -- 0.50% as a percentage of average net assets.

   Such payments are designed to facilitate the sale of Fund shares. Each Plan of Distribution will remain in full force and effect for each Fund and will not be changed or affected as a result of the matters addressed herein. In addition, Management from time to time may pay additional amounts from its own resources to facilitate the sale of Fund shares.

2.  COMPARISON OF CURRENT AGREEMENTS AND THE NEW AGREEMENTS

   The New Agreements would provide for a "comprehensive fee" structure. Under this fee structure, RMCI would provide all investment services and administrative services to each Fund at a single established level of compensation under the terms of a single agreement.

   The services to be provided by RMCI under the New Agreements and in accordance with the comprehensive fee would consist of the following: all investment advisory services relating to the research of and purchase and sale of portfolio securities for the Funds; all personnel required for executive, administrative, clerical, recordkeeping, bookkeeping and accounting and servicing; all office space, equipment and supplies used by the Funds and such personnel, and all other ordinary operating expenses of the Funds except those specifically identified as being the direct responsibility of the Funds. Those expenses that are specifically identified as being attributable to the Funds consist solely of: interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and expenses, payments made pursuant to each Fund's Distribution Plan, and the fees of the Trustees not affiliated with RMCI.

   Management of the Funds has indicated, and the Boards of Trustees of the Funds have concurred, that the adoption of a comprehensive fee structure may be beneficial and in the interests of shareholders because it could provide shareholders with a more easily understood fee structure that offers greater certainty in determining the total operating expenses of the Funds on an annual basis.

   Set forth below is comparative information regarding the fees payable under the Current Agreements and the New Agreements for each Fund that does not have a comprehensive fee for the fiscal year ended May 31, 1998, assuming for illustrative purposes only that the New Agreements had been in effect for the full fiscal year.

                                    --------

                                                                FEES FOR FISCAL YEAR ENDED
                                                                       MAY 31, 1998
                                                              ------------------------------
                                                              FEES PERMITTED
                                                                UNDER THE        FEES UNDER
                                                                 CURRENT          THE NEW
                                                               AGREEMENTS*      AGREEMENTS**
                                                              --------------    ------------
THE RESERVE FUND
RESERVE PRIMARY FUND
Management Fees.............................................        .45              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .35              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
RESERVE U.S. GOVERNMENT FUND
Management Fees.............................................        .49              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .31              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
RESERVE TAX-EXEMPT TRUST
INTERSTATE TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
CALIFORNIA TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
CONNECTICUT TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
FLORIDA TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
MASSACHUSETTS TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====

                                    --------

                                                                FEES FOR FISCAL YEAR ENDED
                                                                       MAY 31, 1998
                                                              ------------------------------
                                                              FEES PERMITTED
                                                                UNDER THE        FEES UNDER
                                                                 CURRENT          THE NEW
                                                               AGREEMENTS*      AGREEMENTS**
                                                              --------------    ------------
NEW JERSEY TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
NEW YORK TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====
PENNSYLVANIA TAX-EXEMPT FUND
Management Fees.............................................        .50              .80
12b-1 Fees..................................................        .20              .20
Other Operating Expenses....................................        .30              .00
                                                                   ----             ----
Total Operating Expenses....................................       1.00             1.00
                                                                   ====             ====

---------------
 * Adviser may have waived some of its fees so that fees actually charged may have been less than those permitted under the current agreements.

** Under the terms of the New Agreements, other expenses are expected to be de minimis on a per share basis.

3.  DIRECTORS AND EXECUTIVE OFFICERS OF RMCI

   The Directors and Executive Officers of RMCI are as follows:
         Henry B.R. Brown, President and Treasurer
         Bruce R. Bent, Vice President and Secretary
         Bruce R. Bent II, Assistant Secretary

4.  THE TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

   In approving the New Agreements and determining to submit them to shareholders for approval, the Trustees concluded that the compensation to be paid by each Fund to RMCI under the New Agreements is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered most important by the Trustees included: (1) the difference between the current investment management fees payable under the Current Agreements and those payable under the New Agreements; (2) the efforts and expenses of RMCI in rendering its services to the Funds; (3) the nature, quality and extent of the services as currently provided by RMCI to the Funds and to be provided under the New Agreements; (4) the performance record of RMCI in connection with its investment management of the Funds; (5) the fees charged by investment managers operating funds with similar investment objectives; and (6) the likely benefits to shareholders from the adoption of a "comprehensive fee" structure which may provide shareholders with a more easily understood fee structure and with more certainty in connection with the operating expenses for the Funds. In addition, the Trustees noted that RMCI presently manages many of the Funds investment companies under a comprehensive fee structure and it was determined that it would be practical and efficient if RMCI were to operate all of the investment companies under its management pursuant to a single consistent fee structure.

                                    --------

   Moreover, the Trustees also considered the fact that a potential consequence of the adoption of a comprehensive fee structure and the elimination of the current system of breakpoints providing for lower management fees on larger amounts of assets would be the loss of the possible ability to benefit from economies of scale at higher asset levels. The Trustees concluded that such a possibility is outweighed by the benefits that may result from a fee structure that offers certainty and clarity in the establishment of operating expenses for the Funds.

REQUIRED VOTE

   With respect to each Fund, the approval of the New Investment Management Agreement requires the affirmative vote of a majority of each respective Fund's outstanding voting securities, which for these purposes means the vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of each Fund, whichever is less.

   THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 3

               TO APPROVE AMENDMENTS TO EACH DECLARATION OF TRUST
              TO PERMIT THE ISSUANCE OF MULTIPLE CLASSES OF SHARES
                  (The Reserve Fund, Reserve Tax-Exempt Trust,
                       Reserve New York Tax-Exempt Trust)

INTRODUCTION

   At a meeting held on October 7, 1998, the Board of Trustees of each Trust, including a majority of the Independent Trustees, considered and approved amendments to the Declaration of Trust of each Trust. (As used, herein, "Independent Trustees" means Trustees of each Fund who are not "interested persons" of the Fund within the meaning of the 1940 Act.) The amendments would authorize the Trustees to create two or more classes of shares of each Fund. Shareholders are now being asked to approve the amendments to each Trust's Declaration of Trust.

MULTIPLE CLASSES OF SHARES

   An increasing number of investment companies are now offering multiple classes of shares. In such "multi-class funds," shares of each class represent interests in the same underlying portfolio of securities. The classes differ in terms of their distribution arrangements and/or services provided to each class.

   The Securities and Exchange Commission (the "Commission") has adopted Rule 18f-3 under the 1940 Act to allow investment companies to offer multiple classes of shares without first obtaining an exemptive order from the Commission, provided that the investment companies meet certain express conditions set forth in the Rule. Rule 18f-3 requires certain differences in the expenses, rights and obligations of different classes and permits certain other differences. Furthermore, the Rule specifies certain matters on which class voting is required. Income and expenses must be allocated among the different classes according to the requirements of the Rule. Rule 18f-3 also imposes responsibilities on the board of trustees of a multi-class fund to approve a plan setting forth the distinct features of each class and providing for income and expense allocation and other procedures in the best interests of each class and of the fund as a whole. Finally, the Rule allows different classes to have different exchange privileges and conversion rights.

                                    --------

   Assuming that this Proposal is approved by the requisite vote of each Trust's shareholders, it is expected that each Fund will adopt the requisite plans under Rule 18f-3 to implement the multiple class structure as soon as practicable thereafter.

PROPOSED AMENDMENTS TO EACH DECLARATION OF TRUST

   In order for each Trust to establish multiple classes of shares, the Declaration of Trust of each Fund must first be amended to authorize the Board of Trustees to create separate classes of shares. The classes of shares created would have the same rights, privileges and preferences, except that there may be variations between different classes as to the allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several classes shall have separate voting rights.

   The proposed amendments to each Trust's Declaration of Trust are identical changes. Accordingly, set forth as Exhibit B is the proposed form of amendment to each Trust's Declaration of Trust.

REASONS FOR THE TRUSTEES' RECOMMENDATION

   At the meeting held on October 7, 1998, the Board of Trustees of each Trust, including a majority of the Independent Trustees, considered and approved a proposal to advise the shareholders of each Trust to approve amendments to the Declarations of Trust to authorize the creation of multiple classes of shares. In doing so, the Trustees considered several factors, including the following:
(1) the proposed amendments would enable the Boards of Trustees to respond to the recent trend in the fund industry towards offering multiple classes of shares; and (2) multiple classes of shares would enable investors to choose the fee and service arrangements best suited to their individual preferences, thereby potentially encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of the Funds and their shareholders.

   Multi-class funds represent a distinct trend in the mutual fund industry, as evidenced by the adoption of Rule 18f-3 and by the number of funds that previously sought exemptive orders from the Commission to implement multiple classes of shares prior to the adoption of Rule 18f-3. Amending the charter documents of the Trusts will enable the Boards to be prepared to respond to this trend by adopting multiple classes of shares in the future, thereby maintaining the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar arrangements.

   The multiple class arrangement addresses the differing requirements and preferences of potential investors and allows the investor to choose the option that is most beneficial under the investor's circumstances. In addition, it should enable the Funds to compete with other similar mutual funds that offer multiple classes of shares.

REQUIRED VOTE

   With respect to each Trust, the approval of the amendments to each Trust's Declaration of Trust requires the affirmative vote of more than 50% of the outstanding voting securities of each Trust.

   THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO EACH DECLARATION OF TRUST, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                    --------

                                   PROPOSAL 4

              TO APPROVE AMENDMENTS AND REVISIONS TO DECLARATIONS
                      OF TRUST AND INVESTMENT RESTRICTIONS

   The Trustees of each Trust are proposing that shareholders approve various proposals that would provide for the "modernization" of certain of the operating policies and procedures for the Funds. Many of these policies and procedures are contained in the Declarations of Trust for the Trusts and have become outmoded due to changes in the mutual fund industry. Most new mutual funds being created today operate with these more modern provisions. Accordingly, to permit the Funds to operate with the greatest amount of flexibility and to allow them to more adequately compete with competitor funds, shareholders are being asked to approve the following recommendations. The Trustees approved each of these items at a meeting held on October 7, 1998.

   The proposals are as follows:

A. TO AMEND EACH DECLARATION OF TRUST TO ELIMINATE THE POLICY ON PRICING SECURITIES (TRUST VOTE)

   It is recommended that the Trusts amend their Declarations of Trust by deleting the policy on pricing securities in its portfolio that is set forth in each Declaration of Trust. Article SEVENTH (13) of the Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust, Article SEVENTH (12) of The Reserve Fund and Article SEVENTH (12) of the Reserve Institutional Trust set forth rules governing the manner in which Net Asset Value ("NAV") is computed. The manner in which each Fund prices its securities may be set forth in the Fund's Statement of Additional Information and each Fund's policy on pricing securities is not required to be included in its Declaration of Trust. The purpose of the proposed amendment is to provide the Funds with greater flexibility to respond to regulatory and market developments in pricing its securities, should the need arise. Although there is no current intention to change the manner in which each Fund's portfolio securities are priced, the proposal, if adopted, would allow the Board of Trustees to make changes in each Fund's policy on pricing, in a manner consistent with applicable law, without seeking further shareholder approval.

   In addition, conforming amendments would be made in several other sections of the Declarations of Trust. Article FOURTH (g) and (i), Article FIFTH (3) reference NAV as determined in accordance with Article SEVENTH. If the proposal is approved, these references will be amended to reference NAV as determined in accordance with procedures set forth in each Fund's currently effective Prospectus and Statement of Additional Information.

B.  TO AMEND THE DECLARATION OF TRUST TO PERMIT NON-MATERIAL AMENDMENTS (TRUST
    VOTE)

   It is recommended that the Trusts amend Article FIFTH (1) of each Declaration of Trust. Currently all amendments to the Declaration must be approved by shareholders, necessitating the costs of soliciting proxies and holding a special meeting of shareholders. Each Declaration as amended would require shareholder approval of amendments to the Declaration, except as may be necessary to conform the Declaration to provisions of federal or state laws or regulations, or to the provisions of the Internal Revenue Code. The amendment also would permit the Trustees to amend the Declaration without shareholder approval if the Trustees deem it necessary to change the name of the Trust or make other changes that do not materially adversely affect the rights of shareholders.

   The proposed amendment would add the following sentence to the end of Article FIFTH (1):

   The Trustees may also amend this Declaration without the vote or consent of shareholders if they deem it necessary or desirable to (i) conform the Declaration to provisions of federal or state laws or regulations, or to the provisions of the Internal Revenue Code; (ii) change the name of the Trust; or

                                    --------

   (iii) make any other changes in the Declaration which do not materially adversely affect the rights of shareholders hereunder.

   In addition, conforming amendments would be required in another section of the Declarations. Article EIGHTH provides that in the event of the termination of the advisory contract with Reserve Management Company, resulting in the loss of the Trust's right to use the name "Reserve," the shareholders, officers, and Trustees shall promptly take action to change the name of the Trust. If the proposal is approved, the reference to shareholder action would be deleted.

C. TO AMEND THE DECLARATION OF TRUST CONCERNING THE RIGHT TO VOTE PORTFOLIO SECURITIES (TRUST VOTE)

   It is recommended that the Trusts approve an amendment to the Declaration of Trust of the above Trusts which would vest exclusive power to vote the portfolio securities of the Trust in the Trustees or their delegates.

   Article SEVENTH (10) of the Declarations of Trust for the Institutional and Reserve Funds and SEVENTH (11) of the Reserve Tax-Exempt Funds and New York Tax-Exempt Fund currently provide that:

   Securities held by the Trust shall be voted in person or by proxy by the Chairman, President, or Vice President, or such officer or officers of the Trust as the Trustees shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees, except as otherwise ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.

   The provision permitting a majority of shareholders to order the Trust how to vote such securities is not required by law, and runs contrary to the principles set forth in Article SEVENTH (4) of each Declaration of Trust that the Trustees shall be free from the control of shareholders in carrying on the business of the Trust. Therefore, it is recommended that this provision be deleted.

   If approved, Article SEVENTH (10) in the case of The Reserve Fund and Reserve Institutional Fund and (11) in the case of Reserve Tax-Exempt Fund and Reserve New York Tax-Exempt Fund would be amended as follows:

   Securities held by the Trust shall be voted in person or by proxy by the Chairman, President, or Vice President, or such officer or officers of the Trust as the Trustees shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees.

D. TO AMEND THE DECLARATION OF TRUST CONCERNING TERMINATION OR REORGANIZATION OF THE TRUST (TRUST VOTE)

   Article NINTH (4) of each Declaration of Trust provides that the Trustees, with the approval of more than 50% of the outstanding shares, may sell the assets of the Trust to another issuer, thus effecting a reorganization, or may sell the assets of the Trust and distribute the cash to shareholders, resulting in a termination of the Trust.

   It is recommended that the Declarations be amended: (1) to clarify that a series of the Trust, as well as the Trust as a whole, may be terminated or reorganized; (2) to permit the Trustees to terminate a series or the Trust by an instrument in writing signed by a majority of the Trustees; and (3) to provide that the assets of the Trust or series may be merged, consolidated, leased, or exchanged, as well as sold, to facilitate reorganizations structured in a manner other than a sale of assets.

   Article NINTH (4) of each Declaration of Trust currently provides:

   This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a), (b), and (c) of this paragraph 4.

                                    --------

      (a) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote may sell and convey the assets of the Trust (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding.

      (b) The Trustees with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, may at any time sell and convert into money all the assets of the Trust. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares.

      (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

   If approved, Article NINTH (4) would be amended as follows:

      (a) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote may merge, consolidate, sell, lease, exchange, or convey all or substantially all of the assets, including its goodwill, of the Trust, or any series thereof, (which transaction may be subject to the retention of assets for the payment of liabilities and expenses) to any other corporation, association, trust, or other organization. Upon making provision for the payment of liabilities, by assumption by such other organization or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust or series then outstanding.

      (b) The Trustees, by execution of an instrument in writing signed by a majority of the Trustees, or by the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, may at any time sell and convert into money all or substantially all of the assets of the Trust, or any series thereof. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust or series ratably among the holders of the outstanding Shares.

      (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), the Trust or series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder with respect to the Trust or such series, and the right, title and interest of all parties shall be canceled and discharged.

E. TO AMEND THE TRUSTS' FUNDAMENTAL INVESTMENT POLICY ON THE ISSUANCE OF SENIOR SECURITIES (ALL FUNDS)

   It is recommended that the Funds amend each Fund's fundamental policy on issuing senior securities, which would allow the Funds to issue senior securities to the extent permitted under the 1940 Act. The new policy, if adopted, would provide each Fund with greater flexibility in pursuing its investment objective and program.

   Each Fund's current fundamental policy on issuing senior securities is as follows:

   The Fund cannot issue securities senior to its capital stock.

   As amended, each Fund's fundamental policy on issuing senior securities would be as follows:

   The Fund may not issue senior securities except in compliance with the Investment Company Act of 1940.

   The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves
                                    --------
complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of a Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by a Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate a Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Funds will utilize such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Funds have no current intention of issuing senior securities, the proposed change will clarify the Funds' authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

   The new restriction would also conform the Funds' policies on issuing senior securities to one which would become standard for all Reserve Funds. Standardized policies will assist the Funds and the Adviser in monitoring compliance with the various investment restrictions to which the Reserve Funds are subject.

F. TO AMEND THE TRUSTS' FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING (ALL FUNDS)

   It is recommended that the Funds amend their fundamental policies on underwriting to conform such policy to one which would become standard for all Reserve Funds. The proposed changes, if adopted, are not expected to lead to any changes in the manner in which each Fund conducts its business.

   Each of the above Funds' current fundamental policy on the underwriting of the securities of others is as follows:

   The Fund cannot act as an underwriter with respect to the securities of others;

   As amended, each Fund's fundamental policy on underwriting the securities of others would be as follows:

   The Fund may not act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   The new restriction would conform the Funds' policies on underwriting the securities of others to one which would become standard for all Reserve Funds. Standardized policies will assist the Funds and the Adviser in monitoring compliance with the various investment restrictions to which the Reserve Funds are subject.

G. TO CHANGE THE DESIGNATION OF THE TRUSTS' FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR CONTROL OF PORTFOLIO COMPANIES (ALL FUNDS)

   It is recommended that each Fund's fundamental policy on investing for control of portfolio companies be changed from a fundamental policy to an identical operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Trustees without shareholder approval. While the Funds have no current intention of investing in companies for the purpose of obtaining or exercising control, the proposed change would allow the Funds to do so if the Board of Trustees determined to change the new operating policy. No additional shareholder vote would be necessary. The proposed amendment will provide the Funds with greater flexibility to respond to market and regulatory developments.

   Each Fund's current fundamental policy on investing for control of portfolio companies is as follows:

   The Fund cannot invest in voting securities or in companies for the purpose of exercising control;

                                    --------

   As redesignated, each Fund's operating policy on investing for control of portfolio companies would be as follows:

   As a matter of operating policy, the Fund may not invest for the purpose of exercising control.

H. TO ELIMINATE THE TRUSTS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CERTAIN PORTFOLIO TRANSACTIONS (ALL FUNDS)

   The fundamental policy of each of the Funds provides that a Fund may not purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the Investment Company Act of 1940. It is recommended that the Funds eliminate the current fundamental policy of each Fund concerning such transactions for the reasons set forth below.

   This investment restriction imposes on the Funds restrictions that are redundant to limitations imposed by Sections 17(a), 17(e), and 10(f) of the 1940 Act and the rules adopted by the SEC under these sections. These provisions of the 1940 Act generally preclude the Funds from engaging in principal portfolio transactions with, purchasing securities in underwritings from, or effecting portfolio transactions through persons or entities that are "affiliated persons" of the Fund, as such term is defined in the 1940 Act, unless certain conditions are met. The provisions of these sections are intended to protect the Funds against abuse or overreaching by, among others, an affiliated broker or dealer.

   The restrictions imposed by the 1940 Act itself provide the Funds with sufficient protection against potential abuse, especially when coupled with the periodic review of portfolio transactions conducted by the Board in the exercise of its supervisory responsibilities. The foregoing investment restriction simply repeats what is already required of each Fund under law. No change of the investment restrictions of the Funds will occur as a practical matter.

I. TO ELIMINATE THE TRUSTS' FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES (ALL FUNDS)

   It is recommended that the Funds eliminate each Fund's current fundamental policy concerning investments in other investment companies.

   The fundamental policy of each of the above Funds provides that:

   The Fund cannot invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

   The Investment Company Act of 1940, which regulates the Funds' activities, contains the limitations applicable to the Funds' investment in other investment companies.

   This fundamental policy is thus redundant to the restrictions of the 1940 Act. For the purpose of simplifying the Funds' recital of investment restrictions it is recommended this investment restriction be eliminated as a fundamental policy of the Funds. The Funds will continue to be subject to the restrictions imposed by the 1940 Act. See also Proposal 5.

J.  TO AMEND THE TRUSTS' BY-LAWS CONCERNING AMENDMENTS THERETO (TRUST VOTE)

   Article VIII of the Bylaws for each of the Funds provides that:

   Except as set forth below, the Bylaws of the Trust may be altered, amended, added to or replaced by the Shareholders or a majority vote of the entire Board of Trustees; but any such alteration, amendment, addition or repeal of the Bylaws by action of the Board may be altered or repealed by the Shareholders. Article VII and Article VIII may be altered, amended or repealed only by the vote of the holders of a majority of the Shares present at a meeting of the Shareholders, provided that a quorum is present in person or by proxy at such meeting.

                                    --------

   Article VII, which as provided above may only be amended by shareholder vote, concerns custodianship of the Fund's assets, and sets forth procedures for retaining a successor in the event of the resignation of the custodian. Custodial issues are governed by the 1940 Act and the Rules and interpretations thereunder. The 1940 Act imposes sufficient regulation to safeguard the custody of the Funds' assets, and accordingly, the requirement of obtaining shareholder approval prior to amending the Bylaws regarding custody is unduly burdensome and unnecessary. While the Funds have no current intention to change their custodial arrangements, approval of the proposal would permit the Trustees to amend these arrangements should future conditions warrant and applicable law allow.

   If approved, Article VIII will be amended as follows:

   The Bylaws of the Trust may be altered, amended, added to or replaced by the Shareholders or a majority vote of the entire Board of Trustees. This Article VIII may be altered, amended or repealed only by the vote of the holders of a majority of the Shareholders present at a meeting of the Shareholders provided that a quorum is present in person or by proxy at such meeting.

   The amendment would also delete the provision permitting shareholders to alter or repeal amendments made by the Trustees. However, shareholders will still retain the right to amend the Bylaws, and thus could effectively still reverse the amendments of the Trustees if they so desired.

REQUIRED VOTE

   With respect to Proposals A through D, which provide for amendments to each Fund's Declaration of Trust, the affirmative vote of more than 50% of the outstanding voting securities of each respective Fund is required.

   With respect to Proposals E through I, which provide for revisions to various investment restrictions, the affirmative vote of a majority of each Fund's outstanding voting securities is required, which for these purposes means the vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

   With respect to Proposal J, which provides for an amendment to each Fund's Bylaws, the affirmative vote of a majority of the votes cast at the Meeting by the shareholders of each respective Fund is required.

   THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOREGOING PROPOSALS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 5

                       TO APPROVE CHANGES TO THE TRUSTS'
                  FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A
                 MASTER FUND/FEEDER FUND STRUCTURE (All Funds)

   For greater investment flexibility, RCMI has recommended that each Fund adopt a condition to its fundamental investment policies to permit each Fund to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in another open-end management investment company having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The condition would provide that:

   Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

                                    --------

   Certain of each Fund's fundamental policies such as the amount a Fund may invest in a particular industry may preclude the ability of a Fund to adopt a Master Fund/Feeder Fund Structure. The proposed condition to each Fund's fundamental investment policies would permit the Fund to adopt such a structure. Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While the Board has not determined that the Fund should convert to a Master Fund/Feeder Fund Structure at this time, the Board believes it could be in the best interests of the Fund at some future date, and in that case the Board could do so without further approval by shareholders.

   If the proposed changes in the investment policies are approved by shareholders of the Fund, the Fund's Board could vote at some time in the future to convert the Fund into a Feeder Fund, under which all or substantially all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. The ownership interests of the Fund's shareholders will not be altered by this change.

   Under each Trust's Declaration of Trust, a shareholder vote is required to sell or transfer substantially all of the assets of a Fund. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert a Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets requires, under a conservative interpretation of each Trust's Declaration of Trust, the affirmative vote of a majority of the shares of a Fund. Approval of this proposal by shareholders of a Fund is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert that Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

   Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which a Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

   By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operation expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place or that economies of scale may be realized.

   If a Fund invests substantially all of its assets in a Master Fund, the Fund may no longer require active portfolio management services. In this event, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, likely including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the trustees.

                                    --------

MASTER FUNDS

   The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If the Fund's Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

   A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

   Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

   Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS

   The possible implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

   Each Feeder Fund would be expected to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD RECOMMENDATION

   As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder Fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.

REQUIRED VOTE

   The affirmative vote of the majority of the outstanding voting securities of the Funds is required for adoption of this proposal. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Funds means the vote of (i) 67% or more of the voting securities of the Funds present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds

                                    --------
are present or represented by proxy; or, (ii) more than 50% of the outstanding voting securities of the Funds whichever is less.

   THE BOARD OF THE FUNDS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW FUNDAMENTAL INVESTMENT POLICY PERMITTING CONVERSION, AT THE BOARD'S DISCRETION, INTO A MASTER FUND/FEEDER FUND STRUCTURE.

                                   PROPOSAL 6

             TO APPROVE THE AUTHORIZATION OF THE BOARD OF TRUSTEES
                 TO APPOINT, REPLACE OR TERMINATE SUB-ADVISERS
                RECOMMENDED BY THE ADVISER OR AMEND THE TERMS OF
                ANY SUB-ADVISORY AGREEMENT FOR THE FUNDS WITHOUT
                        SHAREHOLDER APPROVAL (All Funds)

   Section 15(a), of the 1940 Act requires that all contracts pursuant to which persons serve as investment adviser to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of Sub-Advisers to the Funds. The SEC, however, has granted conditional exemptions for the shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. The Adviser and the Trust have obtained an exemption. If this proposal is approved by the shareholders, the Board of Trustees of the Trust would, with respect the Funds, without further shareholder approval, be able to appoint Sub-Advisers, terminate Sub-Advisers, rehire Sub-Advisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify sub-investment advisory agreements.

   This Proposal is intended to facilitate the efficient operation of a multi-manager structure and afford the Funds increased management flexibility. Under the multi-manager structure, the Adviser, with the approval of the Board of Trustees, would have the same authority and flexibility with respect to sub-advisers that it has for its own internal portfolio managers; namely that the Adviser can continually monitor their performance and replace them if the Adviser, with the approval of the Board of Trustees, believes such action is appropriate (for example, if performance is not satisfactory). Under the multi-manager structure, the Adviser would continuously monitor the performance of each sub-adviser and may from time to time recommend that the Board of Trustees add, replace or terminate one or more sub-advisers or appoint additional sub-advisers, depending on the Adviser's assessment of what combination of Sub-Advisers it believes will optimize the Funds' chances of achieving their investment objective.

   If this proposal is approved by the shareholders, the Trustees will not be required to call a shareholder meeting each time a new Sub-Adviser is approved (or to reapprove a Sub-Adviser whose Sub-Advisory Agreement is automatically terminated because it has been purchased by another entity) and accordingly, shareholders will forego their existing privilege of having a vote on such matters.

   Shareholder meetings entail substantial costs, and may entail substantial delays, which could reduce the desired benefits of the multi-manager structure. These costs and delays must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement Sub-Advisers; however, even in the absence of shareholder approval, any proposal to add or replace Sub-Advisers would receive careful review. First, the Adviser would assess the Fund's needs and, if it believed additional or replacement Sub-Advisers could benefit a Fund, it would systematically search the relevant universe of available investment managers. Second, any recommendation made by the Adviser would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Adviser within the meaning of the 1940 Act. Third, any selections or additional sub-advisers or replacement Sub-Advisers would have to comply with conditions contained in the SEC'S exemptive order. Finally the Board of Trustees would not be able to replace the Adviser as Investment Adviser for a Fund without obtaining shareholder approval of the new investment Adviser.

                                    --------

BOARD RECOMMENDATION

   As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve this proposal and to submit such proposal to the shareholders for their approval.

REQUIRED VOTE

   The affirmative vote of the majority of the outstanding voting securities of the Funds is required for adoption of this proposal. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Funds means the vote of (i) 67% or more of the voting securities of the Funds present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Funds, whichever is less.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 6.

                                   PROPOSAL 7

             TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR
                        ENDING MAY 31, 1999 (All Funds)

   PricewaterhouseCoopers LLP 1301 Avenue of the Americas, New York, NY 10019 currently serves as independent public accountants for each of the Funds. The Trustees are now seeking shareholder ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Funds for the fiscal year ending May 31, 1999.

   Neither PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions.

REQUIRED VOTE

   With respect to The Reserve Fund, the ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of The Reserve Fund's outstanding voting securities, which for these purposes means the vote (i) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of such trust are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of such trust, whichever is less.

   With respect to Reserve Tax-Exempt Trust and Reserve Tax-Exempt New York Trust, the ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast at the meeting by shareholders of each respective trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUNDS FOR THE FISCAL YEAR ENDING MAY 31, 1999.

                                    --------

                                   PROPOSAL 8

              TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
                  BEFORE THE MEETING (Such Funds As Necessary)

                               OTHER INFORMATION

SHARE OWNERSHIP OF EACH FUND

   The total amount of shares of beneficial interest of each Fund outstanding on the Record Date was as follows:

                                                              SHARES OUTSTANDING(1)
                                                              ---------------------
THE RESERVE FUND
Reserve Primary Fund                                              3,284,560,021
Reserve U.S. Government Fund                                        731,616,573
Reserve U.S. Treasury Fund                                          273,088,799
Strategist Money-Market Fund                                         54,474,396
RESERVE TAX-EXEMPT TRUST
Interstate Tax-Exempt Fund                                          367,041,394
California Tax-Exempt Fund                                          123,848,964
Connecticut Tax-Exempt Fund                                          39,553,864
Florida Tax-Exempt Fund                                              21,096,673
Massachusetts Tax-Exempt Fund                                        27,678,683
New Jersey Tax-Exempt Fund                                           42,765,841
Pennsylvania Tax-Exempt Fund                                         20,688,066
RESERVE NEW YORK TAX-EXEMPT TRUST
New York Tax-Exempt Fund                                            181,393,375
RESERVE INSTITUTIONAL TRUST
Primary Institutional Fund                                          247,013,754
U.S. Government Institutional Fund                                   11,137,001
U.S. Treasury Institutional Fund                                     11,442,543
Interstate Tax-Exempt Institutional Fund                             12,568,042

   The following table sets forth the information concerning beneficial ownership, as of the Record Date, of each Fund's shares by each person who beneficially owns more than five percent of the voting securities of each Fund:

I.  THE RESERVE FUND

A.  RESERVE PRIMARY FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Mesirow Financial, Inc. -- Special                            377,334,185        11.49%
Custody a/c for the Exclusive Benefit
of Customers-Primary Omnibus a/c
350 North Clark St.
Chicago, IL 60610

                                    --------

B.  RESERVE U.S. GOVERNMENT FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Mesirow Financial Inc. -- Special                              96,548,481        13.20%
Custody for the Exclusive Benefit
of Customers
350 North Clark Street
Chicago, IL 60610

C.  RESERVE U.S. TREASURY FUND*

D.  RESERVE STRATEGIST MONEY-MARKET FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
American Enterprises Investments                               4,838,033          8.88%
Account 30039648
733 Marquette Avenue
Minneapolis, MN 55440
American Enterprises Investments                               3,292,601          6.04%
733 Marquette Avenue
Minneapolis, MN 55440
American Enterprises Investments                               3,246,207          5.96%
Account 30075493
733 Marquette Avenue
Minneapolis, MN 55440

II.  RESERVE TAX-EXEMPT TRUST

A.  INTERSTATE TAX-EXEMPT FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Mesirow Financial, Inc. -- Special                             61,830,189        16.85%
Custody a/c for the Exclusive Benefit
of Customers-Interstate Omnibus a/c
350 N. Clark St.
Chicago, IL 60610

                                    --------

B.  CA TAX-EXEMPT FUND*

C.  CT TAX-EXEMPT FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Fiduciary Trust Co. International                              5,598,118         14.15%
Customer Accounts
Attn: Felyce Porr
P.O. Box 3199 Church St. Station
New York, NY
Chase Manhattan Bank                                           3,781,620          9.56%
Attn: Client Services
c/o Seven Marinos/Mohamed Nasrudin
1211 Avenue of the Americas 33rd Fl.
New York, NY 10036
PaineWebber, Inc.                                              2,014,809          5.09%
Account HG 59170
10 State House Street
Hartford, CT 06103

D.  FL TAX-EXEMPT FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Jobarr Securities                                              1,745,446          8.27%
Account 46D 10537
100 Church Street
New York, NY 10007
Fleet Securities                                               1,498,496          7.10%
Account 30038269
14 Wall Street
New York, NY 10005
Advantage Trading Group                                        1,327,748          6.29%
Florida Omnibus A/C
2170 W. St. Road Suite 124
Longwood, FL 32779
Palisade Capital Securities                                    1,200,761          5.69%
Account 0271860055613
1 Bridge Plaza, Suite 695
Fort Lee, NJ 07724
Jobarr Securities                                              1,089,130          5.16%
Account 46D 10536
100 Church Street
New York, NY 10007

                                    --------

E.  MA TAX-EXEMPT FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Jansco Marketing Inc.                                          1,556,084          5.62%
769 Plain Street
Marshfield, MA 02050
Friedman Billings Ramsey & Co.                                 4,309,418         15.57%
Account 278952310517
1001 19th St. No.
Rosslyn, VA 22209
Friedman Billings Ramsey & Co.                                 3,272,719         11.82%
Account 278952329517
1001 19th St. No.
Rosslyn, VA 22209
Morgan Schiff & Co.                                            3,341,265         12.07%
Account 276580073119
350 Park Avenue
New York, NY 10022

F.  NJ TAX-EXEMPT FUND*

G.  PA TAX-EXEMPT FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
SW Ryan & Co.                                                  1,144,154          5.53%
Account 275660030015
111 Presidential Blvd.
Bala Cynwyd, PA 19004
Bear Stearns Securities Corp.                                  1,604,088          7.75%
FBO 272205378017
245 Park Ave.
New York, NY 10167
Valley Forge Asset Management, Corp.                           1,053,094          5.09%
Account 36812047
120 South Warner Road
King of Prussia, PA 19406

III.  RESERVE NEW YORK TAX-EXEMPT TRUST

A.  NY TAX-EXEMPT FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Fiduciary Trust Company International                          12,975,967         7.15%
Customer Accounts
P.O. Box 3199, Church St. Station
New York, NY 10008

                                    --------

IV.  RESERVE INSTITUTIONAL TRUST

A.  PRIMARY INSTITUTIONAL FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
C.L. King Assoc., Inc.                                        107,169,160        43.39%
Account 500-01025
9 Elk Street
Albany, NY 12207
Mesirow Financial Inc.                                         17,874,943         7.23%
Special Custody a/c FBO
Customers -- Primary Treasurer's Trust
Omnibus A/C
350 North Clark Street
Chicago, IL 60610

B.  U.S. GOVERNMENT INSTITUTIONAL FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Mesirow Financial, Inc. -- Special                             4,783,213         42.95%
Custody A/C for the Exclusive Benefit
Of Customers-Government Class B
Omnibus A/C
350 North Clark Street
Chicago, IL 60610
Mesirow Financial, Inc. -- Special Custody                     6,337,614         56.91%
A/C for the Exclusive Benefit of
Customers-Government Treasurer's
Trust Omnibus A/C
350 North Clark St.
Chicago, IL 60610

C.  U.S. TREASURY INSTITUTIONAL FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
W.H. Reaves & Co. Inc.                                         2,424,760         21.19%
"IRA Advisory" Customers
10 Exchange Place
Jersey City, NJ 07302
W.H. Reaves & Co., Inc.                                        9,017,782         78.81%
& Advisory Customers
10 Exchange Place
Jersey City, NJ 07302

                                    --------

D.  INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND

NAME AND                                                         SHARES         PERCENT
ADDRESS OF                                                    BENEFICIALLY    OUTSTANDING
BENEFICIAL OWNER                                                OWNED(1)      SHARES OWNED
----------------                                              ------------    ------------
Carnes Capital Corp.                                           5,496,611         43.73%
Account 0279824113816
3003 Tamiami Trail North
Naples, FL 34103
Volunteer Limited Liability Co.                                  711,790          5.66%
483 Kyle Lane
Cleveland, TN 37312-6440
Wunderlich Securities, Inc.                                    1,327,927         10.57%
Account 274745075517
6305 Hemphreys Blvd.
Memphis, TN 38120-2300
Mesirow Financial, Inc. -- Special Custody                     3,101,091         24.67%
A/C for the Exclusive Benefit of
Customers-Interstate Treasurer's
Trust Omnibus A/C
350 North Clark St.
Chicago, IL 60610

---------------
* As of October 30, 1998, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund.

(1) Fractional shares have been omitted.

SECURITY OWNERSHIP OF MANAGEMENT

   As of the Record Date, the records of the Trusts do not reflect that the Trustees and officers of the Trusts owned more than 1% of the outstanding shares of beneficial interest of each of the Funds.

MANNER OF VOTING PROXIES

   All proxies received by the management of the Funds will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR all Proposals.

   Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

   Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of a Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

   In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to

                                    --------
adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals 1 through 4 set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

SOLICITATION OF PROXIES

   Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement. Holders of this Trust whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of The Reserve Funds and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, oral communication or electronic medium. The Trust has retained Shareholder Communication Corporation ("SCC"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the Meeting date approaches, certain shareholders of the Trust may receive a telephone call from SCC asking the shareholder to vote if the Trust has not yet received the shareholder's vote. Authorization to permit the execution of proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Trust. In taking telephonic instructions, SCC will follow procedures designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. SCC is permitted to answer questions about the process, but is not permitted to recommend to the shareholders how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation. The costs associated with such solicitation will be paid equally by the Funds and Investment Manager, with the exception of U.S. Treasury and Strategist Money-Market Fund, whose costs will be paid by the Investement Manager, although the Investment Manager or its affiliates shall bear the expense of any solicitation activities by their employees.

   If any shareholder wishes to participate in the meeting of shareholders, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 800-733-8481, ext. 448.

   A shareholder may revoke a proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote at their discretion with respect to other matters not now known to the Board of Trustees or the Trust that may be presented at the Meeting.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER & ADMINISTRATOR

   The Funds' Investment Adviser is Reserve Management Company Inc., 810 Seventh Avenue, New York, NY 10019. Resrv Partners, Inc. is a principal underwriter to The Reserve Fund, Reserve Tax-Exempt Trust, Reserve Institutional Trust, and Reserve New York Tax-Exempt Trust. Pacific Global Fund Distributors, Inc. ("Pacific Global") also acts as a principal underwriter of The Reserve Fund and
                                    --------

Reserve Tax-Exempt Trust. Mesirow Financial Inc. also acts as a principal underwriter of Reserve Tax-Exempt Trust. NWNL/Northstar Distributors, Inc. ("Northstar") also acts as a principal underwriter for The Reserve Fund.

SUBMISSION OF CERTAIN PROPOSALS

   Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by each Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a Shareholder meeting.

ADDITIONAL INFORMATION

   The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne equally by the Funds and RMCI. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers of the Funds and/or employees of RMCI and others.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                                                THE RESERVE FUND
                                                        RESERVE TAX-EXEMPT TRUST
                                               RESERVE NEW YORK TAX-EXEMPT TRUST
                                                     RESERVE INSTITUTIONAL TRUST

December 4, 1998

                                    --------

                                   EXHIBIT A

                              "COMPREHENSIVE FEE"
                        INVESTMENT MANAGEMENT AGREEMENT

   THIS AGREEMENT, dated the ________ day of __________, 1999, made and entered into by and between ____________________ Trust, (the "Trust"), organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, and RESERVE MANAGEMENT COMPANY, INC., (the "Manager"), a New Jersey corporation having its principal place of business in 810 Seventh Avenue, New York, NY 10019, on behalf of the ____________________ Fund (the "Portfolio").

   WHEREAS, the Trust is engaged as a non-diversified management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act"); and

   WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in separate series or classes of series, with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

   The parties agree as follows:

   1. INVESTMENT SERVICES. The Manager shall select and manage the Portfolio's investments and shall determine what investments shall be made or disposed of by the Portfolio and shall effect such acquisitions and dispositions, all in furtherance of the Portfolio's investment objective and policies, subject to the overall control and direction of the Trust's Board of Trustees. The Manager shall report on such activities to the Board of Trustees of the Trust and shall submit such reports and other information thereon as the Board of Trustees shall from time to time request. Notwithstanding any other provision hereof, the Manager, with the approval of the Trust, may contract with one or more Sub-Investment Managers to perform any of the investment management services; provided, however, any compensation paid will be the sole responsibility of the Manager.

   2. OTHER SERVICES AND ASSUMPTION OF CERTAIN EXPENSES. The Manager shall furnish to the Trust, on behalf of the Portfolio: (i) the services of a President and such other executive officers as may be requested by the Portfolio, (ii) office space and customary office facilities to the extent that the Portfolio's activities occur in New York, (iii) maintain Portfolio records not otherwise maintained by the Portfolio's custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by the Portfolio for the operation of its business and compliance with applicable laws. The Manager shall pay the compensation of all officers of the Trust on behalf of the Portfolio and all operating and other expenses of the Portfolio except interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, and the fees of the disinterested Trustees. The Manager may contract with other parties to perform any of the ordinary administrative services required of the Manager; provided, however any such compensation will be the responsibility of the Manager.

   3. COMPENSATION OF THE MANAGER. The Portfolio shall pay to the Manager as compensation for the services rendered hereunder and as full reimbursement for all officers compensation and ordinary operating expenses of the Portfolio paid by the Manager under paragraph 2 hereof, a Management fee at an annual rate of ____% of the average daily net asset value of the Portfolio.

   The Management fee shall be computed and accrued daily and shall be paid by the Portfolio to the Manager monthly.

   4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the 1940 Act and the Investment Advisers Act of 1940 and the rules and

                                   ---------

                                    PAGE A-1
regulations under such acts, to the extent that the subject matter of the Agreement is within the purview of such acts and such rules and regulations. The Manager will assist the Trust on behalf of the Portfolio in complying with the requirements of the 1940 Act, and the Securities Act of 1933, and the rules and regulations under such acts and in qualifying as a regulated investment company under the Internal Revenue Code of 1986 and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Manager shall at all times conform to the provisions of the Declaration of Trust and By-Laws, the provisions of the currently effective Registration Statement of the Trust under the 1940 Act and the Securities Act of 1933, and any other applicable provisions of state or Federal law.

   5. TERMINATION. This Agreement shall be in effect until the close of business on __________, 2000 and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) either the Board of Trustees of the Trust or a majority vote of the outstanding voting securities of the Portfolio, provided, however, that if the shareholders of the Portfolio fail to approve the Agreement, as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act, and the rules thereunder, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of either party of this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

   Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' written notice to the Manager, or by the Manager on like notice to the Trust.

   The name Reserve shall be deemed to have been licensed to the Trust by the Manager. In the event of termination of this Agreement, the Manager may terminate or revoke such license on 90 days' written notice to the Trust. On or before the date of such revocation or termination, the Trust will change its name to another name which does not include the word "Reserve."

   6. NON-ASSIGNABILITY. This Agreement shall not be assignable by either party hereto and shall automatically terminate forthwith in the event of such assignment (within the meaning of the 1940 Act).

   7. APPROVAL OF AGREEMENT AND AMENDMENTS. This Agreement and any material amendments hereto shall be approved by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided, however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder.

   8. NON-EXCLUSIVITY. The services of the Manager to the Trust are not to be deemed exclusive and the Trust agrees that the Manager is free to act as investment manager to various investment companies and other managed accounts. For purposes of this Agreement and the undertakings provided for herein, the Manager shall at all times be considered as an independent contractor, and shall not be considered as an agent of the Trust and shall have no authority to act for or represent the Trust in any way.

   9. LIABILITY OF THE MANAGER. In performing its duties hereunder, the Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the 1940 Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or by reason of reckless disregard of the Manager's obligations and duties under this Agreement.

   10. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the

                                   ---------

                                    PAGE A-2

Manager or to the Trust at 810 Seventh Avenue, New York, NY 10019, or at such addresses as either party may from time to time specify by notice to the other.

   11. GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted under and governed by the law of the State of New York.

   12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be deemed to be severable.

   13. SHAREHOLDER LIABILITY. The Manager understands and agrees that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

                                                                        --------------------- TRUST

                                                            By
                                                              -------------------------------------------------
                                                                                 President
ATTEST:

---------------------------------------------------
                     Secretary
                                                                     RESERVE MANAGEMENT COMPANY, INC.

                                                            By
                                                              -------------------------------------------------
                                                                                 President
ATTEST:

---------------------------------------------------
                     Secretary

                                   ---------

                                    PAGE A-3

                     [This page intentionally left blank.]

                                   EXHIBIT B

                        FORM OF AMENDMENTS TO IMPLEMENT
                           MULTIPLE CLASSES OF SHARES

   The proposed amendments to each Trust's Declaration of Trust are as follows:

   The text of Article Fourth is deleted, and the following text is inserted in its place:

   FOURTH: The following provisions shall apply with respect to the shares of beneficial interest:

   1. BENEFICIAL INTEREST. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Sections 2 and 3 of this Article Fourth, par value $.001 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/100ths of a Share or integral multiples thereof.

   2. SERIES DESIGNATION. The Trustees, at their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences between the different Series shall be fixed and determined by the Trustees; provided that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all series as the context may require.

   If the Trustees shall divide the Shares of the Trust into two or more Series, the following provisions shall be applicable:

   (a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

   (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

   (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, at their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

   (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as
                                   ----------

                                    PAGE B-1
belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other series.

   (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

   (f) The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article Fourth, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

   3. CLASS DESIGNATION. The Trustees, at their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences between the different Classes shall be fixed and determined by the Trustees; provided that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

   If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

   (a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

   (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares of the Trust or any Series or any Shares previously issued and reacquired of any Class of the Trust or of any Series into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.
                                   ----------

                                    PAGE B-2

   (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

   (d) The establishment and designation of any Class of Shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

   4. The ownership of Shares shall be recorded in the books of the Trust or a transfer agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each. Anything in this Declaration of Trust to the contrary notwithstanding, when Shares of the Trust are registered in the name of one Shareholder or another, either Shareholder is entitled to act regarding the Shares so registered and such Shareholders will indemnify and hold the Trust, its investment adviser, principal underwriter, custodian or affiliates thereof, harmless for such actions.

   5. The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. After the date of the initial contribution of capital (which shall occur prior to the initial public offering of Shares of the Trust), the number of Shares to represent the initial contribution shall be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent to such initial contribution of capital, Shares (including Shares which may have been redeemed or repurchased by the Trust) may be issued or sold at a price which will net the Trust, before paying any taxes in connection with such issue or sale, not less than the net asset value (as defined in Article SEVENTH, Section 12) thereof; provided, however, that the Trustees may, at their discretion, impose a sales charge upon investments in the Trust.

   6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

   In addition, Article FIFTH, Section 2 is amended as follows (deleted text is bracketed):

      2. [At] Except as provided herein, at all meetings of Shareholders each Shareholder shall be entitled to one vote for each Share standing in his name on the books of the Trust on the date, fixed in accordance with the By-Laws, for determination of Shareholders entitled to vote at such meeting except for Shares redeemed prior to the meeting[. Any], and any fractional Share shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends. Notwithstanding the foregoing, the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.
                                   ----------

                                    PAGE B-3

                           [THE RESERVE FUNDS LOGO]

                                  Founders of

                          "America's First Money Fund"
                                   Est. 1970

                                     PROXY

                                THE RESERVE FUND

                                  PRIMARY FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999



    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of Primary Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810
Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                                THE RESERVE FUND

                              U.S. GOVERNMENT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the U.S. Government Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                                THE RESERVE FUND

                               U.S. TREASURY FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999



    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the U.S. Treasury Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]    FOR ALL
                                                                   EXCEPT

------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of Pricewaterhouse Coopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                                THE RESERVE FUND

                          STRATEGIST MONEY-MARKET FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999



    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Strategist Money-Market Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN


    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of Pricewaterhouse Coopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.


             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                            RESERVE TAX-EXEMPT TRUST

                           CALIFORNIA TAX-EXEMPT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the California Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
       (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of Pricewaterhouse Coopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                            RESERVE TAX-EXEMPT TRUST

                          CONNECTICUT TAX-EXEMPT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Connecticut Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of Pricewaterhouse Coopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                            RESERVE TAX-EXEMPT TRUST

                            FLORIDA TAX-EXEMPT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Florida Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds,
810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN


    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of Pricewaterhouse Coopers LLP as independent public accountants of the Trust for the fiscal year ending
          May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                            RESERVE TAX-EXEMPT TRUST

                         MASSACHUSETTS TAX-EXEMPT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Massachusetts Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of Pricewaterhouse Coopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                            RESERVE TAX-EXEMPT TRUST

                           NEW JERSEY TAX-EXEMPT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the New Jersey Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                            RESERVE TAX-EXEMPT TRUST

                          PENNSYLVANIA TAX-EXEMPT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Pennsylvania Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                            RESERVE TAX-EXEMPT TRUST

                           INTERSTATE TAX-EXEMPT FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Interstate Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    PROXY

                      RESERVE NEW YORK TAX-EXEMPT TRUST

                           NEW YORK TAX-EXEMPT FUND

                       SPECIAL MEETING OF SHAREHOLDERS

                              January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the New York Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds,
810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III. To approve amendments to the Trust's Declaration of Trust to permit the issuance of multiple classes of shares.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    IV.   To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VIII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                          RESERVE INSTITUTIONAL TRUST

                           PRIMARY INSTITUTIONAL FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Primary Institutional Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III.  To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    IV. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN


    VI. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                          RESERVE INSTITUTIONAL TRUST

                        U.S. TREASURY INSTITUTIONAL FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the U.S. Treasury Institutional Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

    ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III.  To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    IV. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN


    VI. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                          RESERVE INSTITUTIONAL TRUST

                       U.S. GOVERNMENT INSTITUTIONAL FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the U.S. Government Institutional Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III.  To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    IV. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN


    VI. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                         RESERVE INSTITUTIONAL TRUST

                   INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND

                       SPECIAL MEETING OF SHAREHOLDERS

                              January 15, 1999


    The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Institutional Interstate Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on January 15, 1999, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

    I.    Election of Trustees:

          Bruce R. Bent         Donald J. Harrington   Vincent J. Mattone
          Edwin Ehlert, Jr.     Bruce R. Bent II       Diana P. Herrmann
          Henri W. Emmet        William E. Viklund     Richard Bassuk

    [ ]   FOR ALL         [ ]   AGAINST ALL                 [ ]  FOR ALL
                                                                 EXCEPT

   ------------------------------------------------------------------------
          (Only use to withhold authority to vote on individual Nominees)

    II.   To approve a new Investment Management Agreement for the Fund.

    [ ]   FOR             [ ]   AGAINST                [ ]  ABSTAIN

    III.  To approve the following proposed amendments:

          A. To amend the Declaration of Trust to eliminate the policy on pricing securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          B. To amend the Declaration of Trust to permit non-material amendments;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          C. To amend the Declaration of Trust concerning the right to vote portfolio securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          D. To amend the Declaration of Trust concerning termination of or reorganization of the Trust;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          E. To amend the Trust's fundamental investment policy on the issuance of senior securities;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          F. To amend the Trust's fundamental investment policy regarding underwriting;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          G. To change the designation of the Trust's fundamental investment policy on investing for control of portfolio companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          H. To eliminate the Trust's fundamental investment policies regarding certain portfolio transactions;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          I. To eliminate the Trust's fundamental investment policy on investing in the securities of other investment companies;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

          J.  To amend the Trust's Bylaws concerning amendments thereto;

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    IV. To approve changes to the Trust's fundamental investment policies to permit a master fund/feeder fund structure.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    V. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Fund without shareholder approval.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN


    VI. To ratify selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

    VII. To transact such other business as may properly come before the Meeting

                [ ]       FOR          [ ]   AGAINST   [ ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

    Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated                          , 199
                                      -------------------------     -

                                ------------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.